Exhibit 10.22

COMMERCIAL LEASE

BETWEEN THE UNDERSIGNED

•             Mr Alain Tornier, born 24 August 1946 in Grenoble (Isère), French national, residing 229, chemin de Buttit, 38330 Saint Ismier, divorced from Ms Jocelyne Marguerite Elie following a judgment handed down by the Grenoble Tribunal de Grande Instance on 10 April 1980 and not remarried;

•             Ms Colette Arlette TORNIER, born 30 January 1945 in Grenoble (Isère), French national, residing La Tour Saint-Ange, 34, chemin du Bournet, 38180 SEYSSINS, wife of Mr Paul Marie Pierre Joseph BERIOT, married under the matrimonial regime of separation of property as defined in Articles 1536 et seq. of the French Civil Code under the terms of a pre-nuptial agreement notarised by Maître Bernard UGINET, associate notary, on 14 March 1996, prior to her marriage celebrated in Paris (75004) on 12 April 1996;

acting as joint owners,
hereafter referred to collectively as the “Lessor”,
THE PARTY OF THE FIRST PART

And

Tornier SAS, a société par actions simplifiée incorporated in France, having its registered office at Chemin Doyen Gosse, 38330 Saint-Ismier, recorded in the Commercial Register of Grenoble under No. 070 501 275, represented for the purposes hereof by Mr Alain Tornier, manager, hereinafter referred to as the “Lessee”,
THE PARTY OF THE SECOND PART

the Lessor and the Lessee being referred to hereafter as the “Parties”.

Prior to signature of this lease the Parties set out the following:

Under the terms of a lease dated 3 January 2003, the Lessor leased to the Lessee the premises described in section 1 below. This lease was for a fixed period to end on 31 December 2011. The Parties wish to enter into a new lease under the conditions set out below and have therefore agreed to enter into this lease which cancels and replaces any other commercial lease previously entered into between the Parties in respect of the premises specified in section 1 below.

THE FOLLOWING IS THEREFORE AGREED:

The Lessor hereby leases for use as commercial premises to the Lessee, who accepts, in accordance with the provisions of Decree No. 53-960 of 30 September 1953 and any subsequent legislation under the specific and general conditions set out below the premises specified below:

I — SPECIFIC TERMS AND CONDITIONS

1 — LOCATION AND DESCRIPTION OF THE LEASED PREMISES

Premises located at: rue du Doyen Gosse, 38330 Saint-Ismier; surface area: 21 a 55 ca.

Industrial and commercial premises comprising:

•             a ground floor covering 631.60 m2 for use as a warehouse and workshop, and

•             a first floor covering 380.90 m2 for use as a laboratory and canteen.

2 — TERM OF LEASE

This lease is granted and accepted for a period of nine (9) full and consecutive years to commence this day.

However, pursuant to the provisions of Article L.145-4 of the French Commercial Code:

• the Lessee may give notice at any time at the end of a three-year period subject to the formalities and notice periods stipulated in Article L.145-9 of the French Commercial Code;

• the Lessor may terminate at the end of each three-year period pursuant to the provisions of Articles L.145-18, L.145-21 and L145-24 of the French Commercial Code.

3 — USE OF THE LEASED PREMISES

The leased premises shall be used for the manufacture and marketing of surgical instruments and products, in particular bone implants.

The Lessee may however also carry on any other activities related or complementary to this business.

4 — RENT

This lease is granted and accepted in consideration of a gross annual rent of one hundred and four thousand three hundred and ninety three euros (104,393 €) which the Lessee undertakes to pay to the Lessor or his agent quarterly in arrears. The payments shall be made to the address for service or any other address specified by the Lessor.

This rent is subject to value added tax.

5 — RENT REVIEW

The annual rent payable by the Lessee to the Lessor shall be reviewed automatically every three years in line with the variation in the quarterly cost of construction index published by INSEE. In calculating this indexation, the numerator index shall be the last index published on the date of indexation and the denominator index the last index published on the previous date of indexation (or at the first review, the last index published on this date of signature hereof).

Should this index cease to exist, the index replacing it shall apply automatically. If no replacement index is published, the Parties shall agree on a new index. Failing such agreement the new index shall be determined by an arbitrator selected jointly by the Parties.

6 — LAND AND OTHER TAXES

The Lessee shall pay the amount of any land and other taxes specified in the tax demand for the leased plot at the Lessor’s first request and against presentation of the relevant supporting documents.

II — GENERAL TERMS AND CONDITIONS

7 — TERMS AND CONDITIONS

This lease is granted and accepted subject to the customary and statutory conditions applicable in such matters and in particular those set out below.

7.1 — Condition of the leased premises

The Lessee shall take the leased premises in their condition on this day.

7.2 — Maintenance, works, repairs and alterations to be carried out by the Lessee

7.2.1 — Maintenance, works and repairs

Throughout the term of this lease and any periods of renewal, the Lessee shall keep the leased premises in a good state of maintenance and repair at all times save for such works as the Lessor undertakes to carry out himself.

The Lessee is responsible for tenantable repairs and shall return the premises in a good state of tenantable repair on expiry of the lease.

The Lessee shall carry out any repairs required as a result of any lack of maintenance or failure to carry out works for which he is responsible or where damage is caused by him, his customers or his staff.

He shall neither do nor allow others to do anything which might damage the leased premises and shall notify the Lessor by any means without delay of any interference with the property and of any damage or wear and tear occurring in the leased premises which requires works to be carried out by the Lessor.

He shall be responsible for any conversions or repairs required as a result of his carrying on his business activity, present or future, including any such works required on health and safety grounds.

The Lessor henceforth authorises the Lessee to carry out in the leased premises any works required by any authorities in order to bring them up to the required standard subject to the Lessee’s obtaining any permission which may be necessary for such works. On expiry of the lease he shall return all such works in a good state of repair, maintenance and operation.

7.2.2 — Alterations to the leased premises

The Lessee may not carry out any structural works without the prior written consent of the Lessor.

Where the Lessor consents to such works, the Lessee shall carry them out at his own risk and shall not cause the Lessor to be troubled or sought out in respect thereof. If the works affect the structure of the building they shall at the express request of the Lessor be carried out under the supervision of an architect whose fees shall be borne by the Lessee who shall be take out the relevant ‘client defects insurance’ (assurance dommages-ouvrages).

Any works, alterations or improvements carried out by the Lessee, including those carried out with the Lessor’s consent, shall remain the property of the Lessor at the end of the Lessee’s period of enjoyment and the Lessee shall have no claim to any compensation in respect thereof.

7.3 — Maintenance, works, repairs and alterations to be carried out by the Lessor

The Lessor shall retain exclusive liability for the major repair works defined in Article 606 of the French Civil Code.

8 — TERMS OF ENJOYMENT

The Lessee shall ensure that the leased premises are furnished with equipment, objects and effects belonging to him personally in sufficient quantity and of sufficient value to ensure that he is able to pay the rent and accessories and fulfil all the conditions of this lease at all times.

The Lessee shall enjoy the leased premises in a prudent and responsible manner in accordance with their intended use.

He shall refrain from doing anything which might disturb the quiet enjoyment of neighbours and from carrying out any activity which constitutes a breach of common decency.

The Lessee shall pay all municipal, police, health, highways, health and safety and town planning duties and any other charges which tenants are ordinarily expected to pay in such a manner that the Lessor is never troubled or sought out in respect thereof.

The Lessee shall take personal responsibility, ensuring that the Lessor is never troubled or sought out in respect thereof, for any complaints or disputes which may arise as a result of the business he carries on in the leased premises.

The Lessee undertakes to use the leased premises for the normal operation of his business at all times except during the usual weekly and annual closing times.

The Lessee shall tolerate any works carried out in the leased premises or in the building in which they are located. He shall have no claim to damages or reduction in rent in relation to such works.

9 — ADVERTISING

The Lessee may erect on the commercial façade of the premises any external advertising indicating his name and type of business on condition that it complies with the relevant administrative regulations, with the co-ownership agreement and where applicable with the development specification.

He undertakes to pay any taxes which may be due in relation to such matters.

Any such erection shall be carried out at the expense of the Lessee. He shall maintain it in perfect condition at all times and shall alone be liable for any accidents caused by its erection or existence. When the property is returned to the Lessor, the Lessee shall remove any such name plates or advertising signs and ensure that all signs of its fixings have disappeared.

10 — TAXES, DUTIES AND CHARGES

10.1 — Taxes and duties

The Lessee shall pay the following personal contributions: local occupancy tax (taxe d’habitation), local business tax (taxe professionnelle) and in general all taxes, contributions and duties for which he is or may in the future be personally liable and for which the Lessor may be held responsible in any respect.

10.2 — Charges

The Lessee shall pay either directly to the supplier or by repayment to the Lessor his share of the maintenance, service and other charges of any nature in respect of the leased premises with the exception of the building insurance and the major repair works specified in Article 606 of the French Civil Code as set out above.

11 — INSURANCE

The Lessee shall ensure and keep insured at all times the leased premises, alterations, furniture, equipment and goods with a reputable insurance company against fire, tenantable and professional risks, recourse by neighbours and third parties, water damage, explosion and plate glass.

The Lessee shall also contract cover for any special risks inherent in his personal business activity and his occupation of the premises. In case of loss, whatever the cause, the sums due to the Lessee by the insurance companies shall form the Lessor’s guarantee in place of the furniture and equipment until such time as said furniture and equipment is replaced or restored.

This lease assigns to the Lessor by way of security all insurance proceeds up to such amount as may be due to him and the bearer of a copy of this lease shall have full authority to have notice of such assignment served on any party required.

The Lessee shall maintain and renew this insurance throughout the term of the lease, pay the relevant premiums and charges regularly and present proof of such insurance to the Lessor as and when requested to do so by the Lessor but at least annually.

12 — ASSIGNMENT AND SUBLETTING

The Lessee is expressly authorised to assign enjoyment of the leased premises to any party in any form, be it temporarily, free of charge or at will,

• to sublet all or part of the premises;

• to assign the entirety of his right in this lease to his successor in the business he operates;

• where he fulfils the legal requirements, to transfer the business he operates (location-gérance) and to grant the transferee a right to occupy the leased premises. He shall notify the Lessor of any such business transfer arrangement.

13 — VIEWING

The Lessee shall allow the Lessor and his agent, architect or any contractors or workers and any other person authorised thereby to enter the leased premises subject to reasonable notice in order to inspect their condition as Lessor sees fit during working hours on working days.

If the property is offered for sale, the Lessee shall allow potential buyers to view the leased premises during working hours on working days.

Similarly, as soon as either Party gives notice the Lessee shall allow potential tenants to view the leased premises.

14 — TERMINATION OF LEASE IN EXCEPTIONAL CIRCUMSTANCES

Should the leased premises be completely destroyed as a result of exceptional circumstances or a case of force majeure, this lease shall be terminated automatically without compensation by the Lessor and without prejudice to his right of recourse against the Lessee if he was responsible for said destruction.

15 — AUTOMATIC TERMINATION CLAUSE

It is expressly agreed that failing the payment of one single instalment of rent or failing the repayment on their exact due dates of any accessories to said rent, in particular advance payments, fees, taxes, duties and other charges, this lease shall be terminated automatically one month after the date of an unheeded demand for payment or other order containing a declaration by the Lessor of his intention to invoke this clause without the need to complete any legal formalities.

Should the Lessee refuse to vacate the leased premises, he may be evicted by interim order made by the president of the Tribunal de Grande Instance with geographical jurisdiction immediately enforceable notwithstanding the right to appeal.

16 — ADDRESS FOR SERVICE

For the performance of this lease and any subsequent proceedings, the Parties give their respective addresses for service as follows:

•             The Lessor: the address indicated at the head of this lease. The Lessor shall notify the Lessee of any change of address occurring during the term of the lease.

•             The Lessee: the leased premises.

All disputes arising between the Parties shall fall within the jurisdiction of the courts with geographical competence for the leased premises.

At [    ], on 30/05 2006

In two (2) original copies

The Lessor “Read and approved — Signature” Read and approved	The Lessee “Read and approved — Signature” Read and approved
/s/ Alain Tornier	/s/ Alain Tornier

Read and approved
/s/ Colette Tornier

COMMERCIAL LEASE

BETWEEN THE UNDERSIGNED

•             Mr Alain Tornier, born 24 August 1946 in Grenoble (Isère), French national, residing 229, chemin de Buttit, 38330 Saint Ismier, divorced from Ms Jocelyne Marguerite Elie following a judgment handed down by the Grenoble Tribunal de Grande Instance on 10 April 1980 and not remarried;

•             Ms Colette Arlette TORNIER, born 30 January 1945 in Grenoble (Isère), French national, residing La Tour Saint-Ange, 34, chemin du Bournet, 38180 SEYSSINS, wife of Mr Paul Marie Pierre Joseph BERIOT, married under the matrimonial regime of separation of property as defined in Articles 1536 et seq. of the French Civil Code under the terms of a pre-nuptial agreement notarised by Maître Bernard UGINET, associate notary, on 14 March 1996, prior to her marriage celebrated in Paris (75004) on 12 April 1996;

acting as joint owners,
hereafter referred to collectively as the “Lessor”,
THE PARTY OF THE FIRST PART

And

Tornier SAS, a société par actions simplifiée incorporated in France, having its registered office at Chemin Doyen Gosse, 38330 Saint-Ismier, recorded in the Commercial Register of Grenoble under No. 070 501 275, represented for the purposes hereof by Mr Alain Tornier, manager, hereinafter referred to as the “Lessee”,
THE PARTY OF THE SECOND PART

the Lessor and the Lessee being referred to hereafter as the “Parties”.

Prior to signature of this lease the Parties set out the following:

Under the terms of a lease dated 3 January 2005, the Lessor leased to the Lessee the premises described in section 1 below. This lease was for a fixed period to end on 31 December 2013. The Parties wish to enter into a new lease under the conditions set out below and have therefore agreed to enter into this lease which cancels and replaces any other commercial lease previously entered into between the Parties in respect of the premises specified in section 1 below.

THE FOLLOWING IS THEREFORE AGREED:

The Lessor hereby leases for use as commercial premises to the Lessee, who accepts, in accordance with the provisions of Decree No. 53-960 of 30 September 1953 and any subsequent legislation under the specific and general conditions set out below the premises specified below:

I — SPECIFIC TERMS AND CONDITIONS

1 — LOCATION AND DESCRIPTION OF THE LEASED PREMISES

Premises located at: rue du Doyen Gosse, 38330 Saint-Ismier

The ground floor of a villa with a surface area of approx. 250 m2

2 — TERM OF LEASE

This lease is granted and accepted for a period of nine (9) full and consecutive years to commence this day.

However, pursuant to the provisions of Article L.145-4 of the French Commercial Code:

• the Lessee may give notice at any time at the end of a three-year period subject to the formalities and notice periods stipulated in Article L.145-9 of the French Commercial Code;

• the Lessor may terminate at the end of each three-year period pursuant to the provisions of Articles L.145-18, L.145-21 and L145-24 of the French Commercial Code.

3 — USE OF THE LEASED PREMISES

The leased premises shall be used for the manufacture and marketing of surgical instruments and products, in particular bone implants.

The Lessee may however also carry on any other activities related or complementary to this business.

4 — RENT

This lease is granted and accepted in consideration of a gross annual rent of twenty eight thousand and five hundred euros (28,500 €) which the Lessee undertakes to pay to the Lessor or his agent quarterly in arrears. The payments shall be made to the address for service or any other address specified by the Lessor.

This rent is subject to value added tax.

5 — RENT REVIEW

The annual rent payable by the Lessee to the Lessor shall be reviewed automatically every three years in line with the variation in the quarterly cost of construction index published by INSEE. In calculating this indexation, the numerator index shall be the last index published on the date of indexation and the denominator index the last index published on the previous date of indexation (or at the first review, the last index published on this date of signature hereof).

Should this index cease to exist, the index replacing it shall apply automatically. If no replacement index is published, the Parties shall agree on a new index. Failing such agreement the new index shall be determined by an arbitrator selected jointly by the Parties.

6 — LAND AND OTHER TAXES

The Lessee shall pay the amount of any land and other taxes specified in the tax demand for the leased plot at the Lessor’s first request and against presentation of the relevant supporting documents.

II — GENERAL TERMS AND CONDITIONS

7 — TERMS AND CONDITIONS

This lease is granted and accepted subject to the customary and statutory conditions applicable in such matters and in particular those set out below.

7.1 — Condition of the leased premises

The Lessee shall take the leased premises in their condition on this day.

7.2 — Maintenance, works, repairs and alterations to be carried out by the Lessee

7.2.1 — Maintenance, works and repairs

Throughout the term of this lease and any periods of renewal, the Lessee shall keep the leased premises in a good state of maintenance and repair at all times save for such works as the Lessor undertakes to carry out himself.

The Lessee is responsible for tenantable repairs and shall return the premises in a good state of tenantable repair on expiry of the lease.

The Lessee shall carry out any repairs required as a result of any lack of maintenance or failure to carry out works for which he is responsible or where damage is caused by him, his customers or his staff.

He shall neither do nor allow others to do anything which might damage the leased premises and shall notify the Lessor by any means without delay of any interference with the property and of any damage or wear and tear occurring in the leased premises which requires works to be carried out by the Lessor.

He shall be responsible for any conversions or repairs required as a result of his carrying on his business activity, present or future, including any such works required on health and safety grounds.

The Lessor henceforth authorises the Lessee to carry out in the leased premises any works required by any authorities in order to bring them up to the required standard subject to the Lessee’s obtaining any permission which may be necessary for such works. On expiry of the lease he shall return all such works in a good state of repair, maintenance and operation.

7.2.2 — Alterations to the leased premises

The Lessee may not carry out any structural works without the prior written consent of the Lessor.

Where the Lessor consents to such works, the Lessee shall carry them out at his own risk and shall not cause the Lessor to be troubled or sought out in respect thereof. If the works affect the structure of the building they shall at the express request of the Lessor be carried out under the supervision of an architect whose fees shall be borne by the Lessee who shall be take out the relevant ‘client defects insurance’ (assurance dommages-ouvrages).

Any works, alterations or improvements carried out by the Lessee, including those carried out with the Lessor’s consent, shall remain the property of the Lessor at the end of the Lessee’s period of enjoyment and the Lessee shall have no claim to any compensation in respect thereof.

7.3 — Maintenance, works, repairs and alterations to be carried out by the Lessor

The Lessor shall retain exclusive liability for the major repair works defined in Article 606 of the French Civil Code.

8 — TERMS OF ENJOYMENT

The Lessee shall ensure that the leased premises are furnished with equipment, objects and effects belonging to him personally in sufficient quantity and of sufficient value to ensure that he is able to pay the rent and accessories and fulfil all the conditions of this lease at all times.

The Lessee shall enjoy the leased premises in a prudent and responsible manner in accordance with their intended use.

He shall refrain from doing anything which might disturb the quiet enjoyment of neighbours and from carrying out any activity which constitutes a breach of common decency.

The Lessee shall pay all municipal, police, health, highways, health and safety and town planning duties and any other charges which tenants are ordinarily expected to pay in such a manner that the Lessor is never troubled or sought out in respect thereof.

The Lessee shall take personal responsibility, ensuring that the Lessor is never troubled or sought out in respect thereof, for any complaints or disputes which may arise as a result of the business he carries on in the leased premises.

The Lessee undertakes to use the leased premises for the normal operation of his business at all times except during the usual weekly and annual closing times.

The Lessee shall tolerate any works carried out in the leased premises or in the building in which they are located. He shall have no claim to damages or reduction in rent in relation to such works.

9 — ADVERTISING

The Lessee may erect on the commercial façade of the premises any external advertising indicating his name and type of business on condition that it complies with the relevant administrative regulations, with the co-ownership agreement and where applicable with the development specification.

He undertakes to pay any taxes which may be due in relation to such matters.

Any such erection shall be carried out at the expense of the Lessee. He shall maintain it in perfect condition at all times and shall alone be liable for any accidents caused by its erection or existence. When the property is returned to the Lessor, the Lessee shall remove any such name plates or advertising signs and ensure that all signs of its fixings have disappeared.

10 — TAXES, DUTIES AND CHARGES

10.1 — Taxes and duties

The Lessee shall pay the following personal contributions: local occupancy tax (taxe d’habitation), local business tax (taxe professionnelle) and in general all taxes, contributions and duties for which he is or may in the future be personally liable and for which the Lessor may be held responsible in any respect.

10.2 — Charges

The Lessee shall pay either directly to the supplier or by repayment to the Lessor his share of the maintenance, service and other charges of any nature in respect of the leased premises with the exception of the building insurance and the major repair works specified in Article 606 of the French Civil Code as set out above.

11 — INSURANCE

The Lessee shall ensure and keep insured at all times the leased premises, alterations, furniture, equipment and goods with a reputable insurance company against fire, tenantable and professional risks, recourse by neighbours and third parties, water damage, explosion and plate glass.

The Lessee shall also contract cover for any special risks inherent in his personal business activity and his occupation of the premises. In case of loss, whatever the cause, the sums due to the Lessee by the insurance companies shall form the Lessor’s guarantee in place of the furniture and equipment until such time as said furniture and equipment is replaced or restored.

This lease assigns to the Lessor by way of security all insurance proceeds up to such amount as may be due to him and the bearer of a copy of this lease shall have full authority to have notice of such assignment served on any party required.

The Lessee shall maintain and renew this insurance throughout the term of the lease, pay the relevant premiums and charges regularly and present proof of such insurance to the Lessor as and when requested to do so by the Lessor but at least annually.

12 — ASSIGNMENT AND SUBLETTING

The Lessee is expressly authorised to assign enjoyment of the leased premises to any party in any form, be it temporarily, free of charge or at will,

• to sublet all or part of the premises;

• to assign the entirety of his right in this lease to his successor in the business he operates;

• where he fulfils the legal requirements, to transfer the business he operates (location-gérance) and to grant the transferee a right to occupy the leased premises. He shall notify the Lessor of any such business transfer arrangement.

13 — VIEWING

The Lessee shall allow the Lessor and his agent, architect or any contractors or workers and any other person authorised thereby to enter the leased premises subject to reasonable notice in order to inspect their condition as Lessor sees fit during working hours on working days.

If the property is offered for sale, the Lessee shall allow potential buyers to view the leased premises during working hours on working days.

Similarly, as soon as either Party gives notice the Lessee shall allow potential tenants to view the leased premises.

14 — TERMINATION OF LEASE IN EXCEPTIONAL CIRCUMSTANCES

Should the leased premises be completely destroyed as a result of exceptional circumstances or a case of force majeure, this lease shall be terminated automatically without compensation by the Lessor and without prejudice to his right of recourse against the Lessee if he was responsible for said destruction.

15 — AUTOMATIC TERMINATION CLAUSE

It is expressly agreed that failing the payment of one single instalment of rent or failing the repayment on their exact due dates of any accessories to said rent, in particular advance payments, fees, taxes, duties and other charges, this lease shall be terminated automatically one month after the date of an unheeded demand for payment or other order containing a declaration by the Lessor of his intention to invoke this clause without the need to complete any legal formalities.

Should the Lessee refuse to vacate the leased premises, he may be evicted by interim order made by the president of the Tribunal de Grande Instance with geographical jurisdiction immediately enforceable notwithstanding the right to appeal.

16 — ADDRESS FOR SERVICE

For the performance of this lease and any subsequent proceedings, the Parties give their respective addresses for service as follows:

•             The Lessor: the address indicated at the head of this lease. The Lessor shall notify the Lessee of any change of address occurring during the term of the lease.

•             The Lessee: the leased premises.

All disputes arising between the Parties shall fall within the jurisdiction of the courts with geographical competence for the leased premises.

At [   ], on 30/05 2006

In two (2) original copies

The Lessor	The Lessee
“Read and approved — Signature”	“Read and approved — Signature”
Read and approved	Read and approved
/s/ Alain Tornier	/s/ Alain Tornier

Read and approved
/s/ Colette Tornier